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                                                                  EXHIBIT 23.3.1


            CONSENT TO BE NAMED AS A DIRECTOR OR EXECUTIVE OFFICER


Do you consent to being named as director or executive officer in the Registration Statement to be filed with the Securities and Exchange Commission on behalf of Brookdale Living Communities, Inc.?

                     YES   X                  NO
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/s/ Darryl W. Copeland, Jr.
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Signature


Darryl W. Copeland, Jr.
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Name


Dated:  February 27, 1997